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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               November 17, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                               ALTERA CORPORATION
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             (Exact name of Registrant as specified in its charter)


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
          Delaware                       0-16617                        77-0016691
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(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification
     of Incorporation)                                                      No.
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                101 Innovation Drive, San Jose, California 95134
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 544-7000
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              (Registrant's telephone number, including area code)

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Item 5. Other Events.

         As previously disclosed in a press release disseminated on November 20, 2000, Altera Corporation ("we," "our" and "us") believes a jury verdict in the US District Court for the Northern District of California that our FLEX 8000 products infringed two Xilinx Inc. (Nasdaq: XLNX) patents is in error. We will file a motion with the court to reverse that verdict and will file an appeal if our motion is denied.

         In a press release dated November 17, 2000, Xilinx announced that it will seek an immediate injunction against us to stop all shipments of our "FLEX product" and our "derivative programmable logic devices" that Xilinx claims infringe two Xilinx patents.

         In a press release dated December 4, 2000, Xilinx announced that it has filed a patent case with the U.S. International Trade Commission, or ITC, to bar us from importing or selling products into the U.S. that Xilinx asserts infringe three Xilinx patents not previously asserted. Xilinx stated that the ITC filing includes our FLEX, APEX and ACEX families of products. We expect that the ITC will make a decision on the Xilinx request for an investigation by December 18, 2000. Xilinx also stated that it requested a permanent cease and desist order and other penalties, as the ITC may deem appropriate.

         We will vigorously contest the Xilinx complaint filed with the ITC, and any motion filed in the District Court seeking an injunction. We cannot assure you, however, that Xilinx will not succeed in obtaining an injunction and/or an exclusion order against the manufacture and sale of our FLEX 8000 products or any other products that Xilinx claims infringe Xilinx's patents.

         FORWARD-LOOKING STATEMENTS

         This Form 8-K contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K include statements regarding our intent to vigorously contest the Xilinx motions and potential actions by the ITC or time frames within which the ITC will act. We caution you that forward-looking statements involve risks and uncertainties, including without limitation, the risk that the complex and evolving nature of these legal proceedings may alter our legal plans and that future rulings by the courts and/or the ITC cannot, by their nature, be predicted and the risk that any injunction that Xilinx may obtain or actions taken by the ITC could affect sales of our products in amounts greater than we estimate or have other unanticipated effects on our business. For additional information, please refer to our Securities and Exchange Commission filings.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALTERA CORPORATION


                                        By: /s/  Nathan Sarkisian
                                           ----------------------------------
                                        Nathan Sarkisian, Senior Vice President
                                        and Chief Financial Officer

Date: December 11, 2000